UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14(a)-12

Kandi Technologies Group, Inc.
(Name of Registrant as Specified in Charter)

Payment of filing fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

KANDI TECHNOLOGIES GROUP, INC.

November 18, 2021

To the Shareholders of Kandi Technologies Group, Inc.:

You are cordially invited to attend the Annual Meeting of Shareholders of Kandi Technologies Group, Inc., a Delaware corporation (the “Company” or “Kandi”), to be held at our executive office, located at Building 11, West Floor 1, 1 Jiaogong Road, Xihu District, Hangzhou City, Zhejiang Province, China on December 28, 2021, at 7:00 a.m. E. T. (8:00 p.m. local time).

The Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the annual meeting. We are providing our shareholders access to our proxy materials and our Annual Report on Form 10-K, for the fiscal year ended December 31, 2020, over the Internet. This allows us to provide you with information relating to our 2021 Annual Meeting of Shareholders in a fast and efficient manner. On or about November 18, 2021, we will mail to our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and Annual Report on Form 10-K for the fiscal year ended December 31, 2020 online and how to vote online. If you receive this notice by mail, you will not receive a printed copy of the materials unless you specifically request one. Included within this notice will be instructions on how to request and receive printed copies of these materials and a proxy card by mail.

As discussed in the enclosed Proxy Statement, the Annual Meeting will be devoted to approve the election of seven (7) directors, the ratification of the appointment of Benjamin & Ko as our independent auditor for the fiscal year ended December 31, 2021, the approval of an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 shares to 1,000,000,000 shares, and to correspondingly increase the number of authorized shares of preferred stock from 10,000,000 to 100,000,000 shares, the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of any future adjustments of exercise prices of the warrants below their floor prices in accordance with the terms of such warrants, the conduct of an advisory “say-on-pay” vote regarding the compensation of our named executive officers, and any other business matters properly brought before the Annual Meeting.

Whether or not you plan to attend the meeting, please vote as soon as possible. If you request a printed copy of the proxy materials, please complete, sign, date, and return the proxy card you will receive in response to your request as soon as possible or you can vote via the Internet or by telephone. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

Sincerely,

/s/ Hu Xiaoming
Hu Xiaoming
Chairman of the Board of Directors, President and Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities commission has determined if this attached proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

This proxy statement is dated November 18, 2021, and is first being mailed to the shareholders of Kandi with a form of proxy card or voting instructions on or about November 18, 2021.

KANDI TECHNOLOGIES GROUP, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held December 28, 2021

To the Shareholders of Kandi Technologies Group, Inc.:

NOTICE HEREBY IS GIVEN that the 2021 Annual Meeting of Shareholders of Kandi Technologies Group, Inc., a Delaware corporation, will be held at our principal executive office, located at Building 11, West Floor 1, 1 Jiaogong Road, Xihu District, Hangzhou City, Zhejiang Province, China on December 28, 2021, at 7:00 a.m. E. T. (8:00 p.m. local time), to consider and act upon the following:

1.	To elect seven directors, each to serve until the 2021 Annual Meeting of Shareholders;

2.	To ratify the appointment of Benjamin & Ko as the Company’s independent auditor for the fiscal year ended December 31, 2021;

3.	To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 shares to 1,000,000,000 shares, and to correspondingly increase the number of authorized shares of preferred stock from 10,000,000 to 100,000,000 shares;

4.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), any future adjustments of exercise prices of the warrants below their floor prices in accordance with the terms of such warrants;

5.	To conduct an advisory vote on the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and

6.	To transact such other business as properly may come before the annual meeting or any adjournments thereof.

Shareholders of record at the close of business on November 4, 2021 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof. We are furnishing proxy materials to our shareholders on the Internet, rather than mailing printed copies of those materials to each shareholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials, and vote your proxy, on the Internet or by telephone.

By Order of the Board of Directors

/s/ Hu Xiaoming
Hu Xiaoming
Chief Executive Officer and
Chairman of the Board of Directors

Jinhua, Zhejiang Province, China
November 18, 2021

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to be held on December 28, 2021:

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS TO VOTE YOUR PROXY VIA THE INTERNET OR BY TELEPHONE OR REQUEST AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE PROXY CARD BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

TABLE OF CONTENTS

CONVENTIONS	ii
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	iii
ABOUT THIS PROXY STATEMENT	iii
ADDITIONAL INFORMATION	iii
INFORMATION ABOUT THE ANNUAL MEETING OF SHAREHOLDERS	1
PROPOSAL 1: ELECTION OF DIRECTORS	6
PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITOR	9
PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION	9
PROPOSAL 4: AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK	10
PROPOSAL 5: APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF ANY FUTURE ADJUSTMENTS OF EXERCISE PRICES OF THE WARRANTS BELOW THEIR FLOOR PRICES IN ACCORDANCE WITH THE TERMS OF SUCH WARRANTS	12
MARKET FOR COMMON EQUITY AND RELATED SHAREHOLDER MATTERS	14
CORPORATE GOVERNANCE	14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	20
EXECUTIVE COMPENSATION	21
RELATED PARTY TRANSACTIONS	24
AUDIT COMMITTEE REPORT	25
SUBMISSION OF SHAREHOLDER PROPOSALS	26
WHERE YOU CAN FIND MORE INFORMATION	26

i

CONVENTIONS

In this proxy statement, we refer to Kandi Technologies Group, Inc., the Delaware corporation whose shares you currently own (together with its subsidiaries, the variable interest entity (“VIE”) and the VIE’s subsidiary, unless the context otherwise indicates), as “Kandi.” Additionally, we sometimes refer to Kandi as the “Company”, “we,” “us,” or “our.” “You” refers to the shareholders of Kandi. In addition, we refer to the People’s Republic of China as “PRC” or “China.” References to “Renminbi” and “RMB” are to the legal currency of China and references to “U.S. dollars,” “dollars,” “US$” and “$” are to the legal currency of the United States. Unless otherwise noted, all monetary amounts are stated in U.S. Dollars.

Our reporting currency is the US$. The functional currency of our entities located in China is the RMB. For the entities whose functional currency is the RMB, results of operations and cash flows are translated at average exchange rates during the period, assets and liabilities are translated at the unified exchange rate at the end of the period, and equity is translated at historical exchange rates. As a result, amounts relating to assets and liabilities reported on the statements of cash flows may not necessarily agree with the changes in the corresponding balances on the balance sheets. Translation adjustments resulting from the process of translating the local currency financial statements into US$ are included in determining comprehensive income/loss. Transactions denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing on the transaction dates. Assets and liabilities denominated in foreign currencies are translated into the functional currencies at the exchange rates prevailing at the balance sheet date with any transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

ii

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Please note that this proxy statement contains or incorporates by reference “forward-looking statements” and “forward-looking information” under applicable securities laws. These forward-looking statements include, but are not limited to, statements about the Merger and reorganization and our plans, objectives, expectations and intentions with respect to future operations, including the benefits or impact described in this proxy statement that we expect to achieve as a result of the Merger and reorganization. You can find many of these statements by looking for words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions in this proxy statement or in the documents included and delivered herewith.

Any forward-looking statements in this proxy statement reflect only expectations that are current as of the date of this proxy statement or the date of any document included and delivered with this document, as the case may be, are not guarantees of performance, and are inherently subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are difficult to predict and generally beyond our ability to control. These risks and uncertainties include, but are not limited to, the factors described in the section captioned “Risk Factors” below.

Further, these forward-looking statements are based on assumptions with respect to business strategies and decisions that are subject to change. Actual results or performance may differ materially from those we express in our forward-looking statements. Except as may be required by applicable securities laws, we disclaim any obligation or undertaking to disseminate any updates or revisions to our statements, forward-looking or otherwise, to reflect changes in our expectations or any change in events, conditions or circumstances on which any such statements are based.

ABOUT THIS PROXY STATEMENT

This document constitutes a proxy statement under Section 14(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the rules thereunder, and a notice of meeting, with respect to the annual meeting of the shareholders of Kandi Technologies Group, Inc. at which such shareholders will be asked to consider and vote upon, among other proposals, a proposal to approve the merger described herein.

This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.

ADDITIONAL INFORMATION

This proxy statement incorporates important business and financial information about Kandi from documents Kandi has filed with the U.S. Securities and Exchange Commission, or SEC, that are incorporated by reference in or delivered in connection with this proxy statement. Please see the section entitled “Where You Can Find Additional Information.”

iii

KANDI TECHNOLOGIES GROUP, INC.

INFORMATION ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held December 28, 2021

We are providing this proxy statement to the shareholders of Kandi Technologies Group, Inc., a Delaware corporation, in connection with the solicitation, by the Board of Directors of Kandi Technologies Group, Inc. (the “Board”), of proxies to be voted at our 2021 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at our executive office, located at Building 11, West Floor 1, 1 Jiaogong Road, Xihu District, Hangzhou City, Zhejiang Province, China on December 28, 2021, at 7:00 a.m. E. T. (8:00 p.m. local time), and at any adjournments or postponements of the Annual Meeting.

On or about November 18, 2021, we will mail to our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and Annual Report on Form 10-K, for the fiscal year ended December 31, 2020 online and how to vote online. You will be eligible to vote your shares electronically via the Internet, by telephone or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials. If you receive Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the materials unless you specifically request one. Included within this notice will be instructions on how to request and receive printed copies of these materials and a proxy card by mail.

This proxy statement, our Annual Report on Form 10-K for fiscal year ended December 31, 2020, and other proxy materials, including the Proxy Card and the Notice of Annual Meeting, are available free of charge online at www.proxyvote.com. Directions to our Annual Meeting are available by calling +86-579-8223-9856 or by written request to Board Secretary, Kandi Technologies Group, Inc. at Jinhua New Energy Vehicle Town, Jinhua, Zhejiang Province, China, 321016.

ABOUT THE ANNUAL MEETING

General: Date, Time and Place

We are providing this proxy statement to you in connection with the solicitation, on behalf of our Board, of proxies to be voted at our Annual Meeting or any postponement or adjournment of that meeting. The Annual Meeting will be held on December 28, 2021, at 7:00 a.m. E.T. (8:00 p.m. local time) at our executive office, located at Building 11, West Floor 1, 1 Jiaogong Road, Xihu District, Hangzhou City, Zhejiang Province, China.

Matters to be Considered and Voted Upon

At the Annual Meeting, shareholders will be asked to consider and vote to elect the nominees named herein as directors to serve until the 2021 Annual Meeting of Shareholders; to ratify the appointment of Benjamin & Ko as the Company’s independent auditor for the fiscal year ending December 31, 2021; to approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 shares to 1,000,000,000 shares, and to correspondingly increase the number of authorized shares of preferred stock from 10,000,000 to 100,000,000 shares; to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), of any future adjustments of exercise prices of the warrants below their floor prices in accordance with the terms of such warrants; and to conduct an advisory vote on the compensation of our named executive officers. The Board does not know of any matters to be brought before the Annual Meeting other than as set forth in the notice of meeting. If any other matters properly come before the Annual Meeting, the persons named in the form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Stock Outstanding and Entitled to Vote

Our Board established November 4, 2021 as the record date. Only holders of shares of the Company’s common stock, par value $0.001 per share, as of the record date, are entitled to notice of, and to vote at, the Annual Meeting. Each share of common stock entitles the holder thereof to one vote per share on each matter presented to our shareholders for approval at the Annual Meeting. At the close of business on the record date, we had 77,385,130 shares of our common stock outstanding.

Internet Availability of Proxy Materials and Annual Report

These proxy solicitation materials are available at www.proxyvote.com on or about November 18, 2021 to all shareholders entitled to vote at the Annual Meeting. A copy of the Company’s Annual Report on Form 10-K will be made available at www.proxyvote.com concurrently with these proxy solicitation materials.

The Company is furnishing proxy materials to our shareholders primarily via the Internet, rather than mailing printed copies of these materials to each shareholder. We believe that this process should expedite shareholders’ receipt of proxy materials, lower the costs incurred by us for the Annual Meeting and help to conserve natural resources. On or about November 18, 2021, we will mail to each shareholder of record and beneficial owners (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials, in the form of a mailing titled “Important Notice Regarding the Availability of Proxy Materials”, that contains instructions on how to access and review the proxy materials, including this proxy statement and the Company’s Annual Shareholders Report, including a letter to the shareholders and the annual report on Form 10-K, on a website referred to in such notice and how to access a proxy card to vote on the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive a paper copy of the proxy materials. If you receive a Notice of Internet Availability of Proxy Materials by mail, you should not expect to receive a printed copy of the proxy materials unless you request one. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, currently or on an ongoing basis, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

Quorum; Required Vote

A quorum of shareholders is required for the transaction of business at the Annual Meeting. The presence of at least a majority of all of our shares of common stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by an election inspector appointed for the Annual Meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the Annual Meeting.

Assuming that a quorum is present, our shareholders may take action at the annual meeting with the votes described below.

Election of Directors. Under Delaware law and the Company’s Bylaws, the affirmative vote of a plurality of the votes cast by the holders of our shares of common stock is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Shareholders do not have any rights to cumulate their votes in the election of directors. Abstentions and broker non-votes will not be counted toward a nominee’s total.

Approval of the Appointment of the Independent Auditor. Under Delaware law and the Company’s Bylaws, the required vote to approve the appointment of Benjamin & Ko as the Company’s independent auditor for the fiscal year ending December 31, 2021, is the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting.

Approval of Increase in the Authorized Shares. Under Delaware law and the Company’s Bylaws, the required vote to approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 shares to 1,000,000,000 shares, and to correspondingly increase the number of authorized shares of preferred stock from 10,000,000 to 100,000,000 shares, is the affirmative vote of a majority of the outstanding shares entitled to vote at the annual meeting.

Approval of any future adjustments of exercise prices of the warrants below their floor prices. Under Delaware law and the Company’s Bylaws, the required vote to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), any future adjustments of exercise prices of the warrants below their floor prices in accordance with the terms of such warrants, is the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting.

Non-Binding Advisory Vote on Executive Compensation. Under Delaware law and the Company’s Bylaws, the required vote to approve the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, is the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting.

Abstentions and Broker Non-Votes

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine”, the broker may generally vote your shares for you. A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Rules that govern how brokers vote your shares have recently changed. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may no longer use discretionary authority to vote your shares on any of the matters to be considered at the Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

Voting Procedure; Voting of Proxies; Revocation of Proxies

Shareholders of Record

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, you are considered the “shareholder of record” with respect to those shares. As the shareholder of record, you may vote in person at the Annual Meeting or vote, most conveniently vote by telephone, Internet or mail. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

By Internet – shareholders may vote on the internet by logging on to www.proxyvote.com and following the instructions given.

By Telephone – shareholders may vote by calling 1-800-690-6903 (toll-free) with a touch tone telephone and following the recorded instructions.

By Mail – shareholders must request a paper copy of the proxy materials to receive a proxy card and follow the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging to www.proxyvote.com and following the instructions given. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. In the alternative, the proxy card can be mailed directly to the Company: Board Secretary, Kandi Technologies Group, Inc. located in Jinhua New Energy Vehicle Town, Jinhua, Zhejiang Province, China, 321016 or to Kewa Luo at Kandi Technologies Group, Inc., The Helmsley Building, 230 Park Avenue, 3rd & 4th Floor West, New York, NY 10169. Our Board has selected each of Hu Xiaoming and Jehn Ming Lim to serve as proxies.

If you vote by telephone or via the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 11:59 P.M. Eastern Time on December 27, 2021.

In Person - shareholders may vote in person at the Annual Meeting. To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

The Board recommends that you vote using one of the other voting methods, since it is not practical for most shareholders to attend the Annual Meeting.

Shares of our common stock represented by proxies properly voted that are received by us and are not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given, such proxies will be voted FOR election of each nominee for director named herein, FOR verification of Benjamin & Ko as Independent auditor for the fiscal year ended December 31, 2021, FOR approval of the amendment to our Certificate of Incorporation to increase the authorized shares of common stock and preferred stock, FOR approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of any future adjustments of exercise prices of the warrants below their floor prices in accordance with the terms of such warrants, and FOR approval of the compensation of our named executive officers described in this proxy statement. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the SEC.

Street Name Shareholders

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the Annual Meeting. The Board recommends that you vote using one of the other voting methods, since it is not practical for most shareholders to attend the Annual Meeting.

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you can most conveniently vote by telephone, Internet or mail. Please review the voting instructions on your voting instruction form.

Your proxy is revocable at any time before it is voted at the Annual Meeting in any of the following three ways:

1.	You may submit another properly completed proxy bearing a later date.

2.	You may send a written notice that you are revoking your proxy to Board Secretary, Kandi Technologies Group, Inc., located in Jinhua New Energy Vehicle Town, Jinhua, Zhejiang Province, China, 321016 or to Kewa Luo located at Kandi Technologies Group, Inc., The Hemsley Building, 230 Park Avenue, 3rd/4th Floor West, New York, NY 10169.

3.	You may attend the Annual Meeting and vote in person. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.

Dissenters’ Right of Appraisal

Under the Delaware General Corporation Law and the Company’s Certificate of Incorporation, shareholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.

Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Householding

SEC rules permit us to deliver a single Notice of Internet Availability of Proxy Materials or, if applicable, a paper copy of our annual report and proxy statement, to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability of Proxy Materials or, if applicable, a paper copy of the annual report and proxy statement, to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. If you received a householded mailing this year and you would like to have additional copies of our Notice of Internet Availability of Proxy Materials or, if applicable, additional copies of our annual report and proxy statement mailed to you or you would like to opt out of this practice for future mailings, contact Board Secretary located in Jinhua New Energy Vehicle Town, Jinhua, Zhejiang Province, China, 321016 or to Kewa Luo located at Kandi Technologies Group, Inc., The Helmsley Building, 230 Park Avenue, 3rd/4th Floor West, New York, NY 10169. We agree to deliver promptly, upon written or oral request, a separate copy of this proxy statement and annual report to any shareholder at the shared address to which a single copy of those documents were delivered.

Shareholder List

For at least ten days prior to the Annual Meeting, a list of shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each shareholder, will be open for examination by any shareholder, for any purpose related to the Annual Meeting, during ordinary business hours at our principal executive office. The list will also be available for examination at the Annual Meeting.

Other Business

The Board is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in this proxy statement and our accompanying Notice of Annual Meeting of Shareholders. If, however, any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Proposals of Shareholders for 2021 Annual Meeting of Shareholders

Shareholder proposals will be considered for inclusion in the proxy statement for our 2021 Annual Meeting of Shareholders in accordance with Rule 14a-8 under Securities Exchange Act of 1934, as amended (the “Exchange Act”), if they are received by the Company, on or before September 29, 2022.

Shareholders who intend to present a proposal at the 2021 Annual Meeting of Shareholders without inclusion of such proposal in our proxy materials for the 2021 Annual Meeting of Shareholders are required to provide notice of such proposal not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the shareholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred and twentieth (120th) day prior to such annual meeting, and not later than the ninetieth (90th) day prior to such meeting or tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made. Therefore, shareholder proposals must be received by us no earlier than August 30, 2022, but no later than September 29, 2022, and must otherwise comply with the notice requirements set forth under all applicable Exchange Act and SEC rules. The chairman of our 2021 Annual Meeting of Shareholders may refuse to allow the transaction of any business or acknowledge the nomination of any person not made in compliance with the requisite procedures.

Shareholder notice shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on our books, of the shareholder proposing such business, (iii) the class and number of shares of the Company, which are beneficially owned by the shareholder, (iv) any material interest of the shareholder in such business and (v) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a shareholder proposal.

A shareholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the shareholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company, which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the shareholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the shareholder and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected).

Proposals and notices of intention to present proposals at the Annual Meeting of Shareholders for the year ended December 31, 2020 should be addressed to Board Secretary at Jinhua New Energy Vehicle Town, Jinhua, Zhejiang Province, People’s Republic of China 321016.

Voting Results of Annual Meeting

Voting results will be published in a Current Report on Form 8-K issued by us within four (4) business days following the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

Our Bylaws provide that the Board shall consist of not less than one (1) nor more than eleven (11) directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board) will serve for the remainder of the one year term in which the vacancy occurred and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

Our Board currently consists of seven (7) members. All of our current directors will stand for re-election at the Annual Meeting. The seven nominees were previously elected by our shareholders at the Annual Meeting of Shareholders for the year ended December 31, 2019. If elected as a director at the Annual Meeting, each of the nominees will serve a one-year term expiring at the 2021 Annual Meeting of Shareholders and until his successor has been duly elected and qualified. Biographical information regarding each of the nominees is set forth below. No family relationships exist among any of our director nominees or executive officers.

Each of the nominees has consented to serve as a director if elected. If any nominee should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

Executive Officers and Directors

The following table sets forth certain information regarding our executive officers and directors as of November 4, 2021:

Name	Age	Position	Served From
Hu Xiaoming	64	Chairman of the Board, President and Chief Executive Officer	June 2007
Chen Liming (1), (2), (3)	84	Director (Independent)	May 2012
Lin Yi (2), (3)	68	Director (Independent)	May, 2017
Jerry Lewin (1)	66	Director (Independent)	November 2010
Henry Yu (1),(2),(3)	67	Director (Independent)	July 2011
Sun Chenming	57	Director	December 2019
Wang Lin	33	Director	December 2019

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of Nominating and Corporate Governance Committee

All directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified. There are no membership qualifications for directors. There are no arrangements or understandings pursuant to which our directors are selected or nominated.

Biographical Information of the Director Nominees

Hu Xiaoming was appointed as our Chief Executive Officer, President and Chairman of the Board in June 2007. Prior to joining the Company, from October 2003 to April 2005, Mr. Hu served as the Project Manager (Chief Scientist) in the WX Pure Electric Vehicle Development Important Project of Electro-vehicle in the State 863 Plan. From October 1984 to March 2003, Mr. Hu served as: (i) Factory Director of the Yongkang Instrument Factory, (ii) Factory Director of the Yongkang Mini Car Factory, (iii) Chairman and General Manager of the Yongkang Vehicle Company, (iv) General Manager of the Wan Xiang Electric Vehicle Developing Center and (v) the General Manager of the Wan Xiang Battery Company. Mr. Hu personally owned 4 invention patents and 7 utility model patents, which he transferred to the Company in fiscal year 2012. Mr. Hu’s experience as our Chief Executive Officer and President, as well as Chairman of the Board, and extensive scientific and operational knowledge and expertise qualifies him to serve as Chairman of the Board and led the Board to conclude that he should be nominated to serve another term as a director.

Dong Xueqin, born in 1981, received a Doctor Engineering degree in Vehicle Engineering from Shanghai Tongji University. Mr. Dong has rich practical experience and extensive knowledge and expertise in the fields of automotive engineering, automotive safety and others. He has successively served as the General Manager of Jiangsu Xingchi Electric Power Technology Co., Ltd , the Deputy General Manager of Jiangsu Yixing Vehicles Co., Ltd , the General Manager of Yijue Automobile (Shanghai) Co., Ltd, the Deputy General Manager of business department of Automobile Design and Research Institute Co., Ltd. of Shanghai Tongji University, and the R & D Engineer of Jiangling Automobile Co., Ltd. In addition, Mr. Dong has also participated in multiple technology R & D projects, including the research and development of Class AO small urban pure electric vehicle, and test, evaluation and standard technology related to whole electric vehicle and its parts as well as infrastructures in the "863" Project of China Ministry of Science and Technology; safety technology of electric vehicles in typical crash mode in the Project of Shanghai Bureau of Quality and Technical Supervision; and so on. Furthermore, he has published 11 papers on automobile and electric vehicle engineering technology. Mr.Dong also owns 18 utility model patents, 2 invention patents and 1 appearance design patent.

Wang Lin has been serving as Chief Financial Officer Assistant of the Company since June 2015. Before joining the Company, Ms. Wang served as Fund Accountant of State Street Technology (Zhejiang) Co., Ltd. from December 2014 to June 2015. At the Company, Ms. Wang is responsible for the preparation of consolidated financial statements in accordance with the U.S. GAAP standards, and the preparation of SEC reports, including the Annual Reports on Form 10-K and the Quarterly Reports on Form 10-Q. Ms. Wang has knowledge of the basic U.S. GAAP standards and SEC regulations. She is also familiar with the culture and business process of the Company. Mastering good communication and coordination skills, Ms. Wang also has financial management experience of U.S. listed companies. Ms. Wang received her Bachelor degree in Finance from Zhejiang Gongshang University in 2011 and received her Master degree in Accounting from Hofstra University in 2014. Ms. Wang’s accounting knowledge and excellent management and communication skills qualify her to serve on our Board and led the Board to conclude that she should be nominated to serve another term as a director.

Chen Liming was appointed as a director of the Company on May 1, 2012. Mr. Chen serves as an advisor to AA Wind & Solar Energy Development Group, LLC. Prior to his current position, from February 2009 to October 2010, Mr. Chen participated in a joint venture with Mr. Qiu Youmin, the former designer of Geely Automobile Co., Ltd., and assisted in the development of super mini three seat pure electric vehicles. From June 2008 to July 2009, he participated in the development of Lithium Iron Phosphate Battery with Shanghai Yuankai Group. Mr. Chen served as a Professor of Electrical Engineering at Zhejiang University from 1983 to 1997. In addition, Mr. Chen served as a visiting scholar in the Electrical Engineering Department at Columbia University in New York City from 1981 to 1983 and as a professor in Electrical Engineering at Zhejiang University from 1960 to 1981. Mr. Chen received his bachelor degree from Southeast University in Jiangsu, China in 1960. Mr. Chen’s experience in the automobile and mini-car industries, extensive electrical engineering experience and knowledge, and knowledge of current corporate finance and accounting techniques and market activities qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

Lin Yi was appointed as a director of Kandi on May 4, 2017. He has extensive experience in automotive engineering and multi-body system dynamics research. Throughout his career, he has been awarded numerous high-ranking national science and technology rewards. He served several key senior roles in academic and industrial organizations and was given Special Government Allowances from the State Council in 1992. Additionally, he was named an “Expert of China’s Machinery Industry” in 1995 and elected to the “Outstanding Young Science Talents in China’s Automobile Industry” in 1998. From 2007 to 2015, he served as a deputy chief engineer at Beijing Automotive Group Co., Ltd., as an executive director of Beijing Automotive New Energy Vehicle Co., Ltd., and as the executive vice president of Beijing Automotive Research Institute. Prior to that, he was a part-time professor at Beijing University of Technology, Beijing University of Aeronautics and Astronautics, Institute of Electrical Engineering at China Academy of Sciences, Shanghai Jiaotong University, and Hunan University. He was appointed as the dean of Automotive Engineering at Jilin University of Technology in 1996 and remained in that position until 2000. Mr. Lin’s extensive engineering experience, as well as his machinery and technical expertise, qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director. Mr. Lin’s experience in the automotive engineering and multi-body system dynamics research qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

Jerry Lewin was appointed as a director of the Company in November 2010. Jerry Lewin became Senior Vice President of Field Profitability Globally of Hyatt Hotels Corporation in January of 2015. In his new responsibilities he and his team are to move the company forward with new initiatives to be the best operator in the Hospitality Industry. Prior to this promotion, he served as Senior Vice President of Field Operations for Hyatt Hotels Corporation and is responsible for managing the hotels in North American continent. Mr. Lewin has been with Hyatt since 1987. In his past capacity as Senior Vice President of Operation Lewin supervised a number of areas, including finance, sales and marketing, public relations, customer service, engineering, and human resources. Lewin serves as a member of the Hyatt Hotels Corporation’s Managing Committee and sits on the board of directors of the New York City Hotel Association. Since July 2009, Mr. Lewin has served as a director of several companies in the past. Lewin currently serves as the President of the New York Law Enforcement Foundation and as the President of the NY State Troopers PBA Signal 30 Fund. Mr. Lewin has served in various management capacities for several hotel companies in San Francisco, Oakland, Los Angeles, San Diego and Las Vegas. Mr. Lewin received his Bachelor of Science degree from Cornell University and completed the Executive Development Program at J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Lewin’s leadership skills and extensive management experience qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

Henry Yu currently serves as an independent director of Kandi and chairs its Audit Committee. He is also currently Senior Advisor of AsiaPlus Capital Ltd. of Shanghai, a boutique investment banking firm engaged in M&A, trade and investments between companies in the United States and Asia. He is also President of the Hong Kong Association of Atlanta and residing president of the National U.S. Hong Kong Business Associations, both nonprofit and volunteer services promoting business between HK/China and the U.S. Having 37 years’ experience as a banking executive, Henry retired from banking in 2015 when he was Managing Director of Fifth Third Bank of Ohio. His previous affiliations included Standard Chartered Bank China, East West Bank of California, SunTrust Bank of Georgia, Comerica Bank, National City Bank and Bank of America in HK. Henry also served as Chief Operating Officer of Asian Investors Consortium from 2015 through 2017, a PE Fund that invested in healthcare and clean energy in Asia. As Global Business Executive, Henry has vast experience in corporate finance, trade finance, domestic and global lending, compliance, wealth management, treasury management, international banking services and products. Henry has been helping U.S. firms navigate business in Asia as well as helping Asian firms set up offices/manufacturing plants in the U.S. Henry is also an avid promoter of U.S./China relationship as well as a trusted advisor to Atlanta and the state of Georgia on Asian business. Through 30 plus years of doing business globally, Henry’s clients included banks and corporations of most Asian economies and some Emerging Market countries like Mexico, and Brazil. Henry received his BA in Economics from the University of Michigan and MBA in finance & Accounting from the University of Detroit.

Biographical Information of Our Other Current Director and Executive Officer

Mr. Jehn Ming Lim, aged 39, has extensive experience in providing financial accounting and advisory services to public and private companies and has been engaging in this profession for more than 15 years. He was the Chief Financial Officer of Takung Art Co., Ltd. (NYSE American: TKAT) from February 2019 to May 2020. Prior to that, he had been the managing director of Albeck Financial Services, a financial consulting firm from January 2013 to February 2019, mainly responsible for overseeing SEC reporting, GAAP technical consultation, financial statement audit preparation, due diligence and internal controls compliance services. He also has extensive experience in auditing private and public companies in his stints as audit manager and senior auditor of two regional accounting firms in the United States, i.e., Kabani & Company, Inc. from October 2008 through December 2012 and Stonefield Josephson, Inc. from September 2006 through October 2008, respectively and as an auditor at Ernst & Young in the United States from September 2004 through to July 2006. Mr. Lim graduated with High Honors from the University of California, Santa Barbara, with a Bachelor of Arts degree in Business Economics.

The Board of Directors recommends that the shareholders vote “FOR” the election of each of the director nominees named in this proxy statement.

PROPOSAL 2

RATIFICATION OF INDEPENDENT AUDITOR

The Audit Committee has selected Benjamin & Ko (“BK”) as the Company’s independent auditor for the fiscal year ending December 31, 2021, and has further directed that management submit the selection of BK for ratification by the shareholders at the Annual Meeting. The shareholders are being asked to ratify this appointment so that the Audit Committee will know the opinion of the shareholders. However, the Audit Committee has sole authority to appoint the independent registered public accounting firm.

No representatives of BK are expected to be present at the Annual Meeting, either in person or by teleconference. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of BK.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Benjamin & Ko as the Company’s independent auditor for the fiscal year ending December 31, 2021.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Say-On-Pay)

The Company is seek a non-binding advisory vote from its shareholders to approve the compensation of the Company’s executive officers as described under “Executive Compensation” and the tabular disclosure regarding our named executive officers’ compensation (together with the accompanying narrative disclosure) in this proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to express their views on our executive officers’ compensation. Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when making future executive officer compensation decisions. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers as described pursuant to applicable SEC rules in this proxy statement.

The Company believes that its compensation policies and decisions are designed to deliver a performance-based pay philosophy, are aligned with the long-term interests of the Company’s shareholders and are competitive. Our principal compensation policies, which enable it to attract and retain talented executive officers to lead the Company in the achievement of our business objectives, include:

●	The Company makes annual cash compensation decisions based on assessment of our performance against measurable financial goals, as well as each executive’s individual performance.

●	The Company emphasizes long-term incentive compensation awards that collectively reward executive officers based on our performance, external and internal peer equity compensation practices, and the executive officer’s job responsibilities.

●	The Company designs pay practices to retain a highly talented and experienced senior executive team.

●	The Company encourages stock ownership by our senior executive officers.

As a result, the Company is presenting this proposal, which gives you as a shareholder the opportunity to approve, on an advisory basis, the Company’s executive officer compensation as disclosed in this proxy statement under the heading entitled “Executive Compensation” by voting for or against the following resolution:

“RESOLVED, that the Company’s shareholders approve the compensation of the named executive officers on an advisory basis, the compensation of the individuals identified in the Summary Compensation Table, as disclosed in this proxy statement (which disclosure includes the compensation tables and the accompanying narratives within the Executive Compensation section).”

Vote Required; Board of Directors Recommendation

This Say-on-Pay proposal is advisory and non-binding. To be approved, on a non-binding advisory basis, this proposal must receive the affirmative vote of a majority of the shares entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting. However, the approval or disapproval of this proposal by shareholders will not require the Board or the Compensation Committee to take any action regarding the Company’s executive compensation practices. The final decision on the compensation and benefits of the Company’s named executive officers and on whether, and if so, how to address shareholder disapproval remains with the Board and the Compensation Committee. Brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 3 if you want your broker to vote your shares on Proposal 3.

The Board of Directors believes that the compensation of the executive officers is appropriate and recommends a vote “FOR” the approval of the executive compensation as described in the compensation discussion and analysis and the compensation tables and otherwise in this proxy statement.

PROPOSAL 4

AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

Overview

We are asking our shareholders to approve an amendment to our Certificate of Incorporation, as amended (the “Existing Charter”), to increase the number of authorized shares of our common stock, par value $0.001 per share, from 100,000,000 shares of common stock, to 1,000,000,000 shares of common stock, and to correspondingly increase the number of authorized shares of preferred stock from 10,000,000 shares to 100,000,000 (the “Charter Amendment”).

If our shareholders approve this proposal at the Annual Meeting, then the Fourth section of the Existing Charter would be amended and restated to read in its entirety as follows:

“The total number of shares of stock which this corporation is authorized to issue is One Billion One Hundred Million (1,100,000,000), of which One Billion (1,000,000,000) shares shall be common stock and One Hundred Million (100,000,000) shares shall be preferred stock, each with a par value of $.001 per share.”

A copy of the proposed Charter Amendment to our Existing Charter is attached hereto as Annex A, and we urge you to read Annex A in its entirety before casting your vote.

The Board has unanimously approved, and recommended that our shareholders approve, the Charter Amendment.

General

As of November 4, 2021, the Company is authorized to issue up to 100,000,000 shares of its common stock, of which, 77,385,130 shares were issued and outstanding, and 10,000,000 shares of its preferred stock, none of which were or are issued or outstanding. Additional shares of common stock were reserved for issuance under our equity incentive plan and other outstanding securities, including (collectively, the “Anticipated Share Reserves”):

●	900,000 shares of common stock issuable upon the exercise of outstanding stock options with a weighted-average exercise price of $9.72 per share;

●	13,029,531 shares of common stock reserved for future issuance under the Company’s 2008 Omnibus Long-Term Incentive Plan, as amended (the “Plan”); and

●	8,131,332 shares of common stock reserved for future issuance upon the exercise of outstanding warrants.

The purpose of the proposed Charter Amendment is to provide the Company with a sufficient number of shares of common stock available (i) to issue in connection with raising equity capital, (ii) to give us sufficient authorized shares of common stock to generally support our growth and to provide flexibility for future corporate needs, and (iii) to issue in connection with the exercise of stock options and warrants, and (iv) for potential future increases in the number of shares of common stock reserved for issuance under the Plan.

Accordingly, the Board has declared the proposed Charter Amendment to be advisable and in the best interests of the Company and our shareholders and is submitting the Charter Amendment to a vote of our shareholders.

Reasons to Approve the Charter Amendment and Increase Our Authorized Common Stock

The Board believes that the proposed Charter Amendment and increase in the number of authorized shares of our common stock is desirable to enhance our flexibility in taking possible future actions, such as raising additional equity capital, exchanging equity for debt or other transactions that have a similar effect, financings, stock-based acquisitions, stock splits, equity incentive awards, potential strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions.

Additionally, by approving the increase to the Company’s authorized shares of common stock now, we will be able to act in a timely manner when such a need arises or when the Board believes it is in the best interests of the Company and our shareholders to take action, without the risk, delay, and expense that would be required at that time to obtain shareholder approval of such an increase at a special meeting of shareholders.

Other than the reserved shares of common stock described above, as of the date of this Proxy Statement, we do not currently have any definitive agreements or plans to issue the additional shares of common stock that would be authorized as a result of approving the proposed Charter Amendment. We review and evaluate potential capital raising activities, transactions and other corporate actions on an ongoing basis to determine if such actions would be in the Company’s best interest and the best interest of our shareholders.

Effect of the Charter Amendment and Increase in Authorized Shares of Common Stock

Increasing the number of authorized shares of common stock will not alter the number of shares of common stock presently issued and outstanding or reserved for issuance, and will not change the relative rights of holders of any shares. The additional authorized shares of common stock, if and when issued, would have the same rights and privileges as the shares of common stock previously authorized, issued and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

If the proposed Charter Amendment is adopted, other than with respect to the shares of common stock subject to the Anticipated Share Reserves and the Plan, the newly authorized shares of common stock would be unreserved and available for issuance. No further shareholder authorization would be required prior to the issuance of such shares of common stock by the Company, except where shareholder approval is required by our Certificate of Incorporation, Bylaws, as amended, or law.

The increase in our authorized shares of common stock would not have any immediate dilutive effect on the proportionate voting power or other rights of our existing shareholders. However, any subsequent issuance, or the possibility of such issuance, of shares of common stock (including the exercise of stock options and warrants, and the issuance of shares of our common stock under the Plan) would reduce each shareholder’s proportionate interest in the Company, and may depress the market price of our common stock.

Except as set forth in the Charter Amendment, all of the remaining provisions of the Existing Charter will remain in full force and effect without change.

Anti-takeover Effects

SEC rules and regulations require disclosure of the possible anti-takeover effects of an increase in authorized capital stock and other charter and bylaw provisions that could have an anti-takeover effect. Although the Board has not proposed the Charter Amendment and the increase in the number of authorized shares of common stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company, under certain circumstances, such shares could have an anti-takeover effect. The additional shares of common stock could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board or management and, thereby, have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if the proposed Charter Amendment and authorized common stock increase is approved, the additional shares of authorized common stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of common stock, or the replacement or removal of the Board or management.

This proposal is not prompted by any specific effort or takeover threat currently perceived by the Board or management.

Timing of the Proposed Charter Amendment

If our shareholders approve Proposal 4 at the Annual Meeting, we will file the Charter Amendment to our Existing Charter with the office of the Secretary of State of Delaware to implement the increase in the authorized number of shares of common stock as soon as practicable following the Annual Meeting. Upon approval and following such filing with the Secretary of State of Delaware, the Charter Amendment will become effective on the date it is filed.

Vote Required; Board of Directors Recommendation

The affirmative (“For”) votes from the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is required to approve the increase in the authorized number of shares of common stock.

The Board unanimously recommends a vote “FOR” the approval of this Proposal 4.

PROPOSAL 5

approval, for purposes of complying with Nasdaq Listing Rule
5635(d), of any future adjustments of exercise prices of the Warrants below their floor prices in accordance with the terms of such warrants

The information set forth in this Proposal 5 is qualified in its entirety by reference to the full text of certain Securities Purchase Agreements and the form of certain Warrants attached as Exhibits 10.1 and 4.1, respectively, to our Current Reports on Form 8-K filed with the SEC on November 10, 2020 and November 20, 2020, respectively. Shareholders are urged to carefully read these documents.

Background

On November 10, 2020, we entered into a securities purchase agreement (the “Round I Securities Purchase Agreement”) with certain institutional investors, pursuant to which we issued and sold, in a registered direct offering, an aggregate of  9,404,392 units (the “Round I Units”), each consisting of one share (the “Round I Shares”) of our common stock, par value $0.001 per share (“Common Stock”) and 0.4 warrant to purchase a share of our Common Stock (the “Round I Investor Warrants”), at a purchase price of $6.38 per share..

On November 20, 2020, we entered into another securities purchase agreement (the “Round II Securities Purchase Agreement”, together with the Round I Securities Purchase Agreement, the “Securities Purchase Agreements”) with certain institutional investors, pursuant to which we issued and sold, in a registered direct offering, an aggregate of  8,849,560 units (the “Round II Units”, together with the Round I Units, the “Units”), each consisting of one share (the “Round II Shares,” and together with the Round I Sharers, the “Shares”) of our Common Stock and 0.4 warrant to purchase a share of our Common Stock (the “Round II Investor Warrants”, together with the Round I Investor Warrants, the “Warrants”), at a purchase price of $11.30 per share.

The exercise price of the Warrants is subject to customary adjustment in case of stock splits, stock dividends, stock combinations and similar recapitalization transactions. In addition, if we make certain dilutive issuances (with limited exceptions), the exercise price of the Investor Warrants would be lowered to the per share price for the dilutive issuances. However, without shareholder approval, the Round I Warrants’ exercise price may not be adjusted to be less than $7.78 (the “Round I Floor Price”) and the Round I Warrants’ exercise price may not be adjusted to be less than $10.08 (the “Round II Floor Price,” and together with Round I Floor Price, the “Floor Price”).   The exercisability of the Warrants may also be limited if, upon exercise, the holder and its affiliates would in aggregate beneficially own more than 4.99% or 9.99% of the Common Stock, which percentage was elected by the holder on or prior to the issuance date.

The closing of the above offerings (the “Offerings”) occurred on November 12, 2020 and November 24, 2020, respectively. As of the date of this proxy statement, none of the Warrants have been exercised.

Reasons for Requesting Shareholder Approval

Our Common Stock is listed on the NASDAQ Global Select Market and trades under the symbol “KNDI.” Nasdaq Listing Rule 5635(d) requires shareholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (the “Minimum Price”).

The offering of the Units, the Shares, the Warrants and the underlying Common Stock of the Warrants did not constitute a public offering under the Nasdaq Listing Rules. As a result, in order to comply with the Nasdaq Listing Rule 5635(d), the per share offering price of the Shares and the exercise price of the Investor Warrants were at or above the Minimum Price. In addition, without shareholder approval, the exercise price of the Investor Warrants may not be reduced to be less than the Floor Price (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events). As a result, the Offerings were not subject to the shareholder approval requirement provided in Nasdaq Listing Rule 5635(d), and we were able to issue an aggregate number of the Shares, together with the shares of Common Stock issuable upon exercise of the Warrants, in excess of 20% of the outstanding shares of our Common Stock and the voting power thereof prior to the issuance without obtaining the prior shareholder approval.

Under the Securities Purchase Agreements, for so long as any Warrants remain outstanding, unless we have obtained the shareholder approval, we may not, in any manner, enter into or affect any issuance of additional shares at a price lower than the Floor Price.

The shareholder approval will not increase the number of shares of Common Stock issuable upon exercise of the Warrants. With your approval, we may reduce the exercise price of the Warrants if and only if during the term of Warrants, we consummate a transaction in which we issue shares of Common Stock or securities convertible into or exercisable for shares of Common Stock at a consideration per share less than the then applicable exercise price of the Warrants, subject to certain exceptions.

Possible Effects of Disapproval of this Proposal

Our Board is not seeking the approval of our shareholders to authorize our entry into the Securities Purchase Agreements. The issuance and sale of the Units, Shares and Warrants have already occurred and the Securities Purchase Agreements and related transaction documents are binding obligations on us. The Shares and the Warrants will continue to be outstanding, and the terms of the Warrants will remain outstanding obligations of ours in favor of the holders of such Warrants. In addition, as described above, the shareholder approval will not result in the increase of number of shares of Common Stock to be issued or issuable upon exercise of the Warrants. It may reduce the exercise price of Warrants if in the future we issue shares of Common Stock at a per share price less than the then applicable exercise price of Warrants. However, if Proposal 5 is not approved by our shareholders, we would not be able to raise additional funds by issuing shares of Common Stock or other securities in a dilutive issuance at a per share price less than the Floor Price. Our ability to successfully implement our business plans and ultimately generate value for our shareholders is dependent on our ability to maximize capital raising opportunities. If we were unsuccessful in raising additional capital, we would be required to curtail our plans to expand our manufacturing and sales capabilities and instead reduce operating expenses, dispose of assets, as well as seek extended terms on our obligations, the effect of which would adversely impact future operating results. While we will not necessarily issue any shares of Common Stock or other securities below the Floor Price in the near future, we need the approval of shareholders in order to maintain maximum flexibility in our capital raising abilities.

In addition, our failure to receive the shareholder approval of this proposal would result in our inability to issue shares at a price below the Floor Price and accordingly may prevent holders from exercising the Warrants on a cash basis to the extent the exercise price of the Warrants exceeds the then applicable market price of our Common Stock. We do not expect that holders of the Warrants will exercise the Warrants in that case, and, as a result, we would not receive any additional funds.

Vote Required; Board of Directors Recommendation

Approval of Proposal 5 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote that are actually voted on the matter (assuming a quorum is present). Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.

The Board of Directors recommends a vote “FOR” the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of any future adjustments of exercise prices of the warrants below their floor prices in accordance with the terms of such warrants.

MARKET FOR COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

Market Information

Kandi’s common stock is currently traded on the NASDAQ Global Select Market under the symbol “KNDI”.

The closing price per share for Kandi’s common stock was $4.56 on November 4, 2021.

Shareholders

As of November 4, there were 29 shareholders of record of Kandi’s common stock. This does not include all beneficial holders who hold shares through their brokerage accounts.

Dividend Policy

We have never declared dividends or paid cash dividends. Our board of directors will make any future decisions regarding dividends. We currently intend to retain and use any future earnings for the development and expansion of our business and do not anticipate paying any cash dividends in the near future.

CORPORATE GOVERNANCE

Leadership Structure and Role in Risk Oversight

Mr. Hu has served as Chairman of the Board, President and Chief Executive Officer of the Company since June 2007. Our Board continues to believe there are important advantages to Mr. Hu serving in both roles at this time. Mr. Hu is the director most familiar with our business and industry and is best situated to propose Board agendas and lead Board discussions on important matters. Mr. Hu provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies. Another advantage is the clarity of leadership provided by one person representing us to employees, shareholders and other stakeholders. Further, four of our seven current Board members have been deemed to be independent by our Board; therefore, we believe our board structure provides sufficient independent oversight of our management.

Our Board is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. In the Board’s opinion, this division of responsibilities is the most effective approach for addressing the risks facing the Company. The Board receives periodic reports from management regarding the most significant risks facing the Company. In addition, the Audit Committee assists the Board in its oversight of our risk assessment and risk management policies. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

The Board has not named a lead independent director.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity. However, in recommending proposed nominees to the full Board, the Nominating and Corporate Governance Committee considers diversity in the context of the Board as a whole and considers personal characteristics (gender, ethnicity and age), skills and experiences, qualifications and the background of current and prospective directors as important factors in identifying and evaluating potential director nominees, so that the Board, as a whole, will possess what the Board believes are the appropriate skills, talent, expertise and backgrounds necessary to meet the long-term interests of our shareholders and the goals and objectives of the Company.

Director Independence

Our Board reviews each nominee’s relationship with the Company in order to determine whether a director nominee is independent pursuant to the listing rules of NASDAQ. Our Board has determined that each of Jerry Lewin, Chen Liming, Henry Yu and Lin Yi meets the independence requirements and standards currently established by NASDAQ. All of the members of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent as defined in NASDAQ Rule 5605(a)(2).

As required under applicable NASDAQ listing standards, in the 2020 fiscal year, our independent directors met 4 times in regularly scheduled executive sessions at which only our independent directors were present.

Board Meetings and Committee Meeting; Annual Meeting Attendance

During the year ended December 31, 2020, the Board held 3 meetings and acted through unanimous consent on 9 different occasions. In addition, the Audit Committee held 4 meetings and acted through unanimous consent on 0 occasion; the Nominating and Corporate Governance Committee acted through unanimous consent on 1 occasion; and the Compensation Committee acted through unanimous consent on 1 occasion. During the year ended December 31, 2020, each of the directors attended, in person or by telephone, more than 75% of the Annual Meetings of the Board and the committees on which he or she served. We encourage our Board members to attend our Annual Meetings, but we do not have a formal policy requiring attendance.

Audit Committee

The Audit Committee currently consists of Henry Yu, Jerry Lewin and Chen Liming, each of whom is independent under NASDAQ listing standards. Mr. Yu serves as Chairman of our Audit Committee. The Board determined that each of Mr. Yu and Mr. Lewin qualifies as an “audit committee financial expert”, as defined by Item 407 of Regulation S-K and NASDAQ Rule 5605(a)(2). In reaching this determination, the Board made a qualitative assessment of Mr. Yu’s and Mr. Lewin’s level of knowledge and experience based on a number of factors, including formal education and business experience.

The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to: (i) the financial reports and other financial information provided by us to the public or any governmental body; (ii) our compliance with legal and regulatory requirements; (iii) our systems of internal controls regarding finance, accounting and legal compliance that have been established by management and the Board; and (iv) our auditing, accounting and financial reporting processes generally. In addition, the Audit Committee is responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm. The Audit Committee’s policy is to pre-approve all audit and non-audit services by category, including audit-related services, tax services, and other permitted non-audit services. In accordance with the policy, the Audit Committee regularly reviews and receives updates on specific services provided by our independent registered public accounting firm. All services rendered by Marcum Bernstein& Pinchuk LLP (“MBP”), our independent auditor, to the Company are permissible under applicable laws and regulations. During fiscal year 2020, all services requiring pre-approval and performed by MBP were approved in advance by the Audit Committee in accordance with the pre-approval policy. The Audit Committee operates under a written charter, a copy of which is available on our website at http://en.kandivehicle.com/ under the link “Investor Relations”.

Principal Accounting Fees and Services

The following table represents the fees paid to Marcum Bernstein & Pinchuk LLP for the years ended December 31, 2020 and 2019, respectively.

	2020	2019
Audit Fees	$460,000	$410,000
Audit Related Fees	$93,800	$12,300
Tax Fees	$-	$-
All other fees	$715	$-
TOTAL FEES	$554,515	$422,300

Audit Fees —This category includes the audit of our annual financial statements and services that are normally provided by the independent auditors in connection with engagements for those fiscal years.

Audit-Related Fees — This category consists of assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees”.

Tax Fees — This category consists of professional services rendered by the Company’s independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees — This category consists of fees for other miscellaneous items.

Pre-Approval Policies and Procedures

All of the services rendered to us by our independent registered public accountants were pre-approved by the Audit Committee.

Compensation Committee

The Compensation Committee currently consists of Chen Liming (Chairman), Henry Yu and Lin Yi, each of whom is independent under NASDAQ listing standards. Mr. Chen currently serves as Chairman of our Compensation Committee. The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its duties. We believe that the functioning of our Compensation Committee complies with, any applicable requirements of the NASDAQ Global Select Market and SEC rules and regulations. The Compensation Committee operates under a written charter, which is available on our website at http://en.kandivehicle.com/ under the link “Investor Relations”.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All members of the Compensation Committee are independent directors. No member of our Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and no director or executive officer of the Company is a director or executive officer of any other corporation that has a director or executive officer who is also a director of the Company.

Compensation Committee Report on Executive Compensation

The following report has been submitted by the Compensation Committee of our Board of Directors:

The Compensation Committee of our Board of Directors has reviewed and discussed our Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our definitive proxy statement on Schedule 14A for our Annual Meeting, as filed with the Commission.

Compensation Committee of the Board of Directors
Respectfully submitted,

/s/ Chen Liming (Chairman)

/s/ Henry Yu

/s/ Lin Yi

November 18, 2021

The foregoing Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this Compensation Committee Report by reference therein.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) currently consists of Lin Yi (Chairman), Henry Yu and Chen Liming, each of whom is independent under NASDAQ listing standards. During fiscal year ended 2020, Mr. Lin served as Chairman of the Nominating Committee. The responsibilities of the Nominating Committee include: (i) identifying individuals qualified to serve as directors or fill any interim vacancies; (ii) recommending to the Board the selection of director nominees for each meeting of the shareholders at which directors are elected; (iii) advising the Board with respect to the composition, procedures and committees of the Board; and (iv) considering any other corporate governance issues that may arise from time to time, and developing appropriate recommendations for the Board. In recommending nominees to the Board, the Nominating Committee considers various criteria, including the ability of the individual to meet the NASDAQ “independence” requirements, general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The Nominating Committee uses its, as well as the entire Board’s, network of contacts when compiling a list of potential director candidates and has the authority to engage outside consultants. The Nominating Committee will consider director nominees recommended by a shareholder if the shareholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the NASDAQ listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating shareholder. Any person nominated by a shareholder for election to the Board will be evaluated based on the same criteria as all other nominees. The Nominating Committee operates under a written charter, a copy of which was filed as an exhibit to a Current Report on a Form 8-K, filed November 5, 2007 and is available on our website at http://en.kandivehicle.com/ under the link “Investor Relations”.

Director Nomination Procedures

The Nominating Committee is generally responsible for soliciting recommendations for candidates for the Board, developing and reviewing background information for such candidates, and making recommendations to the Board with respect to candidates for directors proposed by shareholders. The nomination process involves a careful examination of the performance and qualifications of each incumbent director and potential nominees before deciding whether such person should be recommended for nomination by the Nominating Committee and nominated by the Board. The Board believes that the business experience of its directors has been, and continues to be, critical to the Company’s success. Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs. Directors must possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

In selecting candidates for appointment or re-election to the Board, the Nominating Committee considers the following criteria: (i) personal and professional ethics and integrity, including a reputation for integrity and honesty in the business community; (ii) experience as an executive officer of companies or as a senior leader of complex organizations, including scientific, government, financial or technological organizations; (iii) financial knowledge, including an understanding of finance, accounting, the financial reporting process, and company measures for operating and strategic performance; (iv) ability to critically and independently evaluate business issues, contributing a diverse perspectives or viewpoints, and making practical and mature judgments; (v) a genuine interest in the Company, and the ability to spend the time required to make substantial contributions as a director; and (vi) no conflict of interest or legal impediment that would interfere with the duty of loyalty to the Company and its shareholders. In addition, the Nominating Committee reviews the qualifications of the directors to be appointed to serve as members of the Audit Committee to ensure that they meet the financial literacy and sophistication requirements under the NASDAQ rules and that at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC.

The Board will generally consider all relevant factors, including, among others, each nominee’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the nominee to devote sufficient time and attention to the affairs of the Company, the nominee’s reputation for personal integrity and ethics, and the nominee’s ability to exercise sound business judgment. Director nominees are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its shareholders.

There were no arrangements or understandings between any of our directors and any other person pursuant to which any director was to be selected as a director or selected as a nominee.

Family Relationships

No family relationships exist among any of our current director nominees or executive officers.

Involvement in Certain Legal Proceedings

To our knowledge, our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten (10) years. Certain putative shareholder class actions beginning March 2017 and purported shareholder derivative actions beginning May 2017 filed against the Company and certain of our current and former directors and officers have been disclosed in the Company’s prior quarterly reports and the Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Shareholder Communications

The Board welcomes communications from our shareholders, and maintains a process for shareholders to communicate with the Board. Shareholders who wish to communicate with the Board may send a letter to the Chairman of the Board of Kandi Technologies Group, Inc., at Jinhua New Energy Vehicle Town, Jinhua, Zhejiang Province, People’s Republic of China 321016. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication”. All such letters should identify the author as a security holder. All such letters will be reviewed by the Chairman of the Board and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Code of Ethics

We have adopted a “code of ethics” as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Exchange Act that applies to all of our directors and employees worldwide, including our principal executive officer, principal financial officer and principal accounting officer. A current copy of our Code of Ethics is available on our website (http://en.kandivehicle.com/). A copy of our Code of Ethics will be provided to you without charge upon written request to Board Secretary, Kandi Technologies Group, Inc., Jinhua New Energy Vehicle Town, Jinhua, Zhejiang Province, People’s Republic of China, 321016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us, as of November 4, 2021, relating to the beneficial ownership of shares of common stock by each person who is known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of common stock; each director; each executive officer; and all executive officers and directors as a group. We believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock shown as being owned by them. The applicable percentages of ownership are based on an aggregate of 77,385,130 shares of our Common Stock outstanding on November 4, 2021. Unless indicated otherwise, the mailing address of each beneficial owner is Jinhua New Energy Vehicle Town, Jinhua City, Zhejiang Province, China 321016.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Named Executive Officers and Directors
Common Stock	Hu Xiaoming	14,326,481	(1)	18.51%
Common Stock	Jehn Ming Lim	1,500		*
Common Stock	Henry Yu	123,500		*
Common Stock	Jerry Lewin	100,000		*
Common Stock	Chen Liming	-		-
Common Stock	Lin Yi	-		-
Common Stock	Sun Chenming	5,000		*
Common Stock	Wang Lin	7,000		*
All officers and directors		14,563,481		18.82%
Other 5% Shareholders:
Common Stock	Excelvantage Group Limited (3)	12,821,404	(2)	16.57%

*	Less than 1%

(1)	Includes (i) 1,505,077 shares owned directly by Mr. Hu, (ii) 12,821,404 shares owned by Excelvantage Group Limited. As reflected in footnote 2, Mr. Hu may be deemed to be the beneficial owner of these shares.

(2)	On March 29, 2010, Hu Xiaoming, our Chief Executive Officer, President and Chairman of the Board of Directors, became the sole shareholder of Excelvantage Group Limited. Through his position as the sole shareholder in Excelvantage Group Limited, Mr. Hu has the power to dispose of or direct the disposition of the shares of the ordinary shares in Excelvantage Limited Group. As a result, Mr. Hu may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of common stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s directors and executive officers and persons who beneficially own more than ten percent (10%) of a registered class of its equity securities, file with the SEC reports of ownership and changes in ownership of its common stock and other equity securities. Executive officers, directors, and beneficial owners of greater than ten percent (10%) of a registered class of the Company’s equity securities are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to us or written representations that no other reports were required, the Company believes that, during fiscal year 2020, all filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were met, except for the following: (i) Henry Yu did not timely file Form 4s after acquiring 5,000 shares and 5,000 shares on March 9, 2020 and August 12, 2020, respectively. However, the Form 4s corresponding to these transactions were subsequently filed on April 27, 2020 and November 23, 2020, respectively. (ii) Jerry Lewin did not timely file a Form 4 after being issued 5,000 shares on August 12, 2020. The Form 4 corresponding to this transaction was subsequently filed on November 30, 2020. (iii) Sun Chenming did not timely file a Form 4 after his disposal of 13,000 shares on November 18, 2020. The Form 4 corresponding to such disposal was subsequently filed on December 9, 2020. As of March 30, 2021, all of the filings mentioned above have been made.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation earned during the years ended December 31, 2020 and 2019, by the individuals who served as our Chief Executive Officer and Chief Financial Officer during any part of fiscal year 2020 or any other executive officer with total compensation in excess of $100,000 during fiscal year 2020. The individuals listed in the table below are referred to as the “named executive officers”.

				Stock	Option	Non-Equity Incentive Plan	Nonqualified Deferred Compensation	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Awards ($)(4)	Awards ($)(4)	Compensation ($)	Earnings ($)	Compensation ($)	Total ($)
Hu Xiaoming (1)	2020	$52,173	-	168,000	-	-	-	-	$220,173
CEO, President and	2019	$52,120	-	264,000	-	-	-	-	$316,120
Chairman of the Board

Lim Jehn Ming (2)	2020	75,000	7,605	9,270	-	-	-	-	$91,875
CFO

Zhu Xiaoying (3)	2020	27,174	-	33,600	-	-	-	-	$60,774
Former CFO	2019	$72,388	-	52,800	-	-	-	-	$125,188

(1)	Mr. Hu was appointed as CEO and President of the Company on June 29, 2007.

(2)	Mr. Lim was appointed as the Company’s CFO, effective May 15, 2020.

(3)	Ms. Zhu was appointed as the Company’s interim CFO, effective January 29, 2019 and resigned from that position on May 15, 2020. Ms. Zhu’s compensation disclosed above reflects the compensation she received during her employment with the Company as interim CFO.

(4)	The amounts in this column reflect the aggregate grant date fair value under FASB ASC Topic 718 of awards made during the respective year.

Salary and Incentive Compensation

In fiscal 2020, the primary components of our executive compensation programs were base salary and equity compensation.

Salary

We use base salary to fairly and competitively compensate our executives, including the named executive officers, for the jobs we ask them to perform. We view base salary as the most stable component of our executive compensation program, as this amount is not at risk. We believe that the base salaries of our executives should be targeted at or above the median of base salaries for executives in similar positions with similar responsibilities at comparable companies, consistent with our compensation philosophy. At the end of the year, each executive’s performance is evaluated by our Compensation Committee, which takes into account the individual’s performance, responsibilities of the position, adherence to our core values, experience, and external market conditions and practices.

Incentive Compensation

We believe it is a customary and competitive practice to include an equity-based element of compensation to the overall compensation package for our named executive officers. We believe that a significant portion of the compensation paid to our named executive officers should be performance -based and therefore at risk. Awards made are granted under the Kandi Technologies Group, Inc. Omnibus Long-Term Incentive Plan (the “Plan”).

At our 2008 annual shareholders meeting, our shareholders approved the adoption of the Plan. As of December 31, 2020, 2,600,000 options have been granted under the Plan to the Company’s employees and directors, of which 2,593,332 have been exercised, and 6,668 have been forfeited.

Pursuant to Pre-Approved Award Grant Sub-Plan approved by the Board of Directors December 30, 2013 and modified on July 25, 2014, if the Non-GAAP net income in one year increases by 10% compared with the previous year, the total of 335,000 shares of the common stock from the Plan (as disclosed in details in the next paragraph below) to be granted to certain employees (management of the Company is authorized to determine list of employees and stock amount rewarded based on position adjustment of employees, performance and tenure of each employee in that year) will be granted for that year; if the Non-GAAP net income in one year is less than the Non-GAAP net income in the previous year, then no stock will be granted in that year; if the Non-GAAP net income in one year is 10% less than or 10% more than the Non-GAAP net income in the previous year, then the stock grant amount will decrease or increase according to the Non-GAAP net income decrease or increase percentage, but the total amount rewarded may not be over 200%.

On May 20, 2015, the shareholders of the Company approved an increase of 9,000,000 shares under the Plan at its annual meeting. The fair value of each award granted under the Plan is determined based upon the closing price of the Company’s stock on the date of the grant. To the extent that the performance goal is not met and so no shares become due, no compensation cost is recognized and any recognized compensation cost during the applicable year is reversed. The number of shares of common stock granted under the Plan with respect to fiscal 2014 was 670,000 shares based on the Non-GAAP Net Income of 2014. Compensation expense is recognized in General and Administrative Expenses. On April 23, 2015 and June 7, 2015, the Company granted 550,000 shares and 120,000 shares, respectively, to the senior management and key employee as year 2014 performance awards. On April 13, 2016, the Company granted 670,000 shares to the senior management and key employee as year 2015 performance awards. In February 2017, the Board of Directors authorized the Company to grant 246,900 shares to a list of management members as compensation for their past services pursuant to Section 11 of the Company’s 2008 plan. On September 26, 2016, the Board approved the termination of the previous Board’s Pre-Approved Award Grant Sub-Plan under the 2008 Plan and adopted a new plan to reduce the total number of shares of common stock of the stock award for select executives and key employees from 335,000 shares of common stock to 250,000 shares of common stock for each fiscal year and the other terms were as same as before. There was no grant under the Board’s Pre-Approved Award Grant Sub-Plan in the years of 2017, 2018, 2019 and 2020.

On May 29, 2015, the Compensation Committee of the Board of Directors of the Company approved the grant of stock options to purchase 4,900,000 shares of common stock at an exercise price of $9.72 per share to the Company’s senior executives. The stock options will vest ratably over three years and expire on the tenth anniversary of the grant date. As of December 31, 2020, 3,000,000 shares have been exercised, and 1,000,000 shares have been forfeited. The granted stock option to the directors and officers are as below:

Name	stock options
Hu Xiaoming	900,000

Outstanding Equity Awards at 2020 Fiscal Year End

The following table sets forth information regarding all unexercised, outstanding equity awards held, as of December 31, 2020, by those individuals who served as our named executive officers during any part of fiscal year 2020.

Name	Number of Securities underlying Unexercised Exercisable	Number of Securities underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Hu Xiaoming	900,000	-	-	$9.72	5/28/2025	-	-	-	-

(1)	The grant date fair value of each share of common stock option is $9.72, calculated in accordance with FASB Topic 718.

Employment Agreements

Zhejiang Kandi Technologies has a three-year-term employment agreement with Mr. Hu, expiring June 9, 2020. The agreement provides an annual salary for Mr. Hu with bonuses to be decided at the discretion of our Board at the year end.

On May 15, 2020, the Company and Mr. Lim entered into a three-year-term employment agreement, pursuant to which Mr. Lim shall receive an annual salary in the amount of $120,000. He will also receive 6,000 shares of the common stock under the Company’s 2008 Omnibus Long-Term Incentive Plan, which shall be issuable evenly on each six-month anniversary hereof or as otherwise determined by the Board of Directors.

The form of the Mr. Hu’s agreement was previously filed and incorporated herein by reference from Exhibit 10.2 to the Company’s Annual Report on Form 10-K filed on March 16, 2015. Mr. Lim’s employment agreement was previously attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 21, 2020 and is incorporated herein by reference.

Potential Payments Upon Termination or Change of Control

Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, as defined in the agreement, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty pursuant to the employee’s employment agreement. If the named executive officer is not terminated for cause, the Company will pay the remaining portion of the executive officer’s salary.

Director Compensation (excluding Named Executive Officers)

The following table sets forth certain information regarding the compensation earned by or awarded during the 2020 fiscal year to each of our non-executive directors:

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($) (1)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Lin Yi	$15,942	-	-	-	-	-	$15,942

Henry Yu	$44,000	18,100	-	-	-	-	$62,100

Jerry Lewin	$44,000	26,500	-	-	-	-	$70,500

Chen Liming	$15,942	-	-	-	-	-	$15,942

Wang Lin	$37,101	6,720	-	-	-	-	$43,821

Sun Chenming	$28,985	16,800	-	-	-	-	$45,785

(1)	The amounts in these columns represent the aggregate grant date fair value of stock awards granted to our non-named executive officer directors during the fiscal year ended December 31, 2019, in accordance with ASC Topic 718. In connection with his appointment to the Board of Directors in July 2011, the Board of Directors authorized the Company to issue to Mr. Yu 5,000 shares of Company’s restricted common stock every six months, par value $0.001. The closing stock price at the grant date is $2.65 per share. Similarly, in August 2011, the Board of Directors authorized the Company to issue to Mr. Lewin 5,000 shares of Company’s restricted common stock every six months, par value $0.001. The closing stock price at the grant date is $1.81 per share. As of December 31, 2019, 80,000 shares of restricted common stock had been issued to Mr. Lewin and Mr. Yu, respectively.

(2)	In setting director compensation, we consider the significant amount of time that directors spend fulfilling their duties to the Company, as well as the skill level required to serve as a director and manage the affairs of the Company. Certain directors receive a monthly fee as follows: (i) Lin Yi receives a monthly fee of RMB5,000 (approximately $740) starting May 2017; (ii) Jerry Lewin receives a monthly fee of $2,000; (iii) Henry Yu receives a monthly fee of $2,000; and (iv) Chen Liming receives a monthly fee of RMB 5,000 (approximately $740) starting 2014. During the fiscal year of 2020, Lin Yi and Chen Liming each received a one-time cash bonus of RMB50,000 (approximately $7,246). Henry Yu and Jerry Lewin each received a one-time cash bonus of $20,000.

The aggregate number of stock options and restricted shares outstanding, as of December 31, 2020, for each of the non-named executive officer directors were as follows:

Name	Options	Restricted stock
Henry Yu	0	90,000	(1)
Chen Liming	0	0
Lin Yi	0	0
Jerry Lewin	0	90,000
Wang Lin	0	0
Sun Chenming	0	0

(1)	Besides the 90,000 shares of restricted common stock, Mr. Yu owns additional 34,146 shares of the Company’s common stock that he purchased from the open market.

RELATED PARTY TRANSACTIONS

Transactions with Related Parties

For the discussion of Transactions with Related Parties, please refer to NOTE 25 – SUMMARIZED INFORMATION OF EQUITY METHOD INVESTMENT IN THE AFFILIATE COMPANY contained in the Annual Report on Form 10-K filed with the SEC on March 30, 2021, which is incorporated by reference hereto.

Procedures For Approval of Related Party Transactions

According to the Company policy on Related-Party Transactions (the “Policy”), a “Related Transaction” is “any transaction, includes, but not limited to, any financial transaction, arrangement, relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, and the amount involved exceeds $120,000, and in which any related party had or will have a direct or indirect material interest”. The Policy’s definition of a “Related Party” is in line with the definition set forth in the instructions to Item 404(a) of Regulation S-K promulgated by the SEC.

Under the Policy, The Company’s proposed material related transaction with related persons shall be submitted to the Board for consideration and discussion after an independent director presents his/her approval opinion beforehand. The Audit Committee shall conduct an audit on the related-party transaction and prepare a written opinion, and can engage independent financial advisers to issue a report as a basis for its judgment, then submit it to the Board. The Policy states that the Board meeting can be held as long as non-affiliated directors making up a majority of the Board attend, and any resolution made by the Board must be approved by a majority of non-affiliated directors.

Director Independence

Messrs. Henry Yu, Chen Liming, Lin Yi and Jerry Lewin are all non-employee directors, all of whom our Board has determined to be independent pursuant to NASDAQ rules. All of the members of our Audit Committee, Nominating/Corporate Governance Committee and Compensation Committee are independent pursuant to NASDAQ rules.

AUDIT COMMITTEE REPORT

The Audit Committee has furnished the following report on its activities during the fiscal year ended December 31, 2020. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing. The Audit Committee charter sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee charter is available on our website at http://en.kandivehicle.com/ under the links “Investor Relations -- Corporate Governance”.

The primary function of the Audit Committee is to assist the Board in its oversight and monitoring of our financial reporting and auditing process. Management has primary responsibility for our financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues they believe should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

The Audit Committee has reviewed and discussed the audited financial statements with our management and representatives of Marcum Bernstein & Pinchuk LLP (“MBP”), our independent registered public accounting firm. The Audit Committee has discussed MBP’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (which superseded Statement on Auditing Standards No. 61), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations. The Audit Committee also received the written disclosures and the letter from MBP required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s independence from our management and has discussed with MBP its independence. The members of the Audit Committee considered whether the services provided by MBP, for the year ended December 31, 2020, are compatible with maintaining its independence. The Board has delegated to the Audit Committee the authority to approve the engagement of our independent registered public accounting firm.

Based upon its reviews and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC and the Board approved that recommendation.

/s/ Henry Yu (Chairman)

/s/ Jerry Lewin

/s/ Chen Liming

November 18, 2021

SUBMISSION OF SHAREHOLDER PROPOSALS

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive office on or before September 29, 2022. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Kandi currently files annual, quarterly and current reports, proxy statements, and other information with the SEC. You may read and copy any reports, statements, or other information we file at the SEC’s public reference room at 100 F Street, N.E., Washington D.C. 20549. You may obtain information on the operation of the public reference room by calling the SEC at (800) SEC-0330. Copies of reports and other information regarding registrants that file electronically are available on the SEC’s web site at http://www.sec.gov.

You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing or telephoning us at the following address: Attn: Board Secretary, Kandi Technologies Group, Inc. at Building 11, West Floor 1, 1 Jiaogong Road, Xihu District, Hangzhou City, Zhejiang Province, China. You may also access these filings at our web site under the investor relations link at http://en.kandivehicle.com/. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference.

Statements contained in this proxy statement, or in any document included or delivered with this proxy statement, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC.

By	Order of the Board of Directors

/s/ Hu Xiaoming
Hu Xiaoming
Chairman of the Board, President and
Chief Executive Officer

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

KANDI TECHNOLOGIES GROUP, INC.

KANDI TECHNOLOGIES GROUP, INC. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1. The name of the Corporation is KANDI TECHNOLOGIES GROUP, INC. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 31, 2004 and amended on July 11, 2007 and December 21, 2012 (as amended, the “Certificate of Incorporation”).

2. This Certificate of Amendment amends and restates the FOURTH section of the Certificate of Incorporation to read in its entirety as follows:

“The total number of shares of stock which this corporation is authorized to issue is One Billion One Hundred Million (1,100,000,000), of which One Billion (1,000,000,000) shares shall be common stock and One Hundred Million (100,000,000) shares shall be preferred stock, each with a par value of $.001 per share.”

3. This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by the directors and shareholders of the Corporation.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this ___ day of ______, 2021.

KANDI TECHNOLOGIES GROUP, INC.

By:
	Name:	Hu Xiaoming
	Title:	President and Chief Executive Officer

A-1

Your **Vote** Counts!

KANDI TECHNOLOGIES GROUP, INC.

2021 Annual Meeting
Vote by December 27, 2021
11:59 PM ET

KANDI TECHNOLOGIES GROUP, INC.
ATTN: KEWA LUO
230 PARK AVENUE, 3RD/4TH FLOOR WEST
NEW YORK, NY 10169

D62574-P64023

You invested in KANDI TECHNOLOGIES GROUP, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on December 28, 2021.**

Get informed before you vote

View the Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to December 14, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

December 28, 2021
7:00 AM EST

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect seven directors, each to serve until the Annual Meeting of Stockholders for the year ending December 31, 2021; **Nominees:** 01) Hu Xiaoming 02) Dong Xueqin 03) Wang Lin 04) Chen Liming 05) Lin Yi 06) Jerry Lewin 07) Henry Yu	For
2. To ratify the appointment of Benjamin & Ko as the Company's independent auditor for the fiscal year ending December 31, 2021;	For
3. To conduct an advisory vote on the compensation of our named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;	For
4. To approve an amendment to the Certificate of Incorporation of the Company, as amended, to increase the number of authorized shares of Common Stock, par value $0.001 per share, from 100,000,000 shares of Common Stock, to 1,000,000,000 shares of Common Stock, and to correspondingly increase the number of authorized shares of preferred stock from 10,000,000 shares to 100,000,000 shares; and	For
5. To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), any future adjustments of exercise prices of the Company's warrants below their floor prices in accordance with the terms of such warrant.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D62575-P64023

KANDI TECHNOLOGIES GROUP, INC.
ATTN: KEWA LUO
230 PARK AVENUE, 3RD/4TH FLOOR WEST
NEW YORK, NY 10169

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 27, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 27, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D62571-P64023 — KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KANDI TECHNOLOGIES GROUP, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect seven directors, each to serve until the Annual Meeting of Stockholders for the year ending December 31, 2021;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Hu Xiaoming
02) Dong Xueqin
03) Wang Lin
04) Chen Liming
05) Lin Yi
06) Jerry Lewin
07) Henry Yu

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

D62572-P64023

KANDI TECHNOLOGIES GROUP, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 28, 2021

The undersigned hereby appoints Hu Xiaoming and Jehn Ming Lim, and each of them, as proxies, with full power of substitution, to represent and to vote, as designated herein, all shares of Common Stock of Kandi Technologies Group, Inc. (the "Company"), at its Annual Meeting of Stockholders, for the Fiscal Year ended December 31, 2020 to be held at our executive offices, located at Building 11, West Floor 1, 1 Jiaogong Road, Xihu District, Hangzhou City, Zhejiang Province, China 310012 on December 28, 2021 at 7:00 a.m. E.T. (8:00 p.m. Local Time December 28, 2021), and at all adjournments thereof, which the undersigned could vote, if personally present, in such manner as the proxies may determine on any matters which may properly come before the meeting and to vote on the items as specified on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, FOR THE APPOINTMENT OF BENJAMIN & KO AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021, FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION, FOR THE APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, FROM 100,000,000 SHARES OF COMMON STOCK, TO 1,000,000,000 SHARES OF COMMON STOCK, AND TO CORRESPONDINGLY INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 10,000,000 SHARES TO 100,000,000 SHARES; AND FOR THE APPROVAL OF, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), ANY FUTURE ADJUSTMENTS OF EXERCISE PRICES OF THE COMPANY'S WARRANTS BELOW THEIR FLOOR PRICES IN ACCORDANCE WITH THE TERMS OF SUCH WARRANT. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side